Exhibit 99.3
                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

   Check this box if no longer subject to Section 16: [ ]

   Name and Address:                                Ian Wace
                                                    c/o Marshall Wace LLP
                                                    The Adelphi
                                                    1/11 John Adam Street
                                                    London, England WC2N 6HT

   Issuer and Ticker Symbol:                        StockerYale Inc. (STKR)

   Date of Earliest Transaction:                    4/17/06

   Relationship to Issuer:                          10% Owner

   Designated Filer:                                Marshall Wace LLP

   TABLE I INFORMATION
   Title of Security:                               Common Stock
   Transaction Date:                                4/17/06
   Transaction Code:                                P
   Securities Acquired:                             534,700
   Acquired or Disposed:                            A
   Price:                                           $1.04
   Amount Beneficially Owned After Transaction      3,706,922
   Ownership Form:                                  I
   Nature of Indirect Beneficial Ownership          (1)

   TABLE II INFORMATION
   Title of Derivative Security:                    Warrants to Purchase Common
                                                    Stock
   Exercise Price:                                  $1.17
   Transaction Date:                                ---
   Transaction Code:                                ---
   Derivative Securities Acquired:                  ---
   Date Exercisable:                                4/19/06
   Expiration Date:                                 8/12/10
   Title of Underlying:                             Common Stock
   Price of Derivative Security:                    ---
   Amount Beneficially Owned After Transaction:     740,741
   Ownership Form:                                  I
   Nature of Indirect Beneficial Ownership:         (1)



   Title of Derivative Security:                    Warrants to Purchase Common
                                                    Stock
   Exercise Price:                                  $0.90
   Transaction Date:                                ---
   Transaction Code:                                ---
   Derivative Securities Acquired:                  ---
   Date Exercisable:                                4/19/06
   Expiration Date:                                 5/12/10
   Title of Underlying:                             Common Stock
   Price of Derivative Security:                    ---
   Amount Beneficially Owned After Transaction:     250,000
   Ownership Form:                                  I
   Nature of Indirect Beneficial Ownership:         (1)


   Title of Derivative Security:                    Warrants to Purchase Common
                                                    Stock
   Exercise Price:                                  $1.38
   Transaction Date:                                ---
   Transaction Code:                                ---
   Derivative Securities Acquired:                  ---
   Date Exercisable:                                4/19/06
   Expiration Date:                                 12/13/10
   Title of Underlying:                             Common Stock
   Price of Derivative Security:                    ---
   Amount Beneficially Owned After Transaction:     125,000
   Ownership Form:                                  I
   Nature of Indirect Beneficial Ownership:         (1)


   Title of Derivative Security:                    Warrants to Purchase
                                                    Common Stock
   Exercise Price:                                  $0.90
   Transaction Date:                                1/3/06
   Transaction Code:                                P
   Derivative Securities Acquired:                  150,000
   Date Exercisable:                                4/19/06
   Expiration Date:                                 12/15/10
   Title of Underlying:                             Common Stock
   Price of Derivative Security:                    (2)
   Amount Beneficially Owned After Transaction:     150,000
   Ownership Form:                                  I
   Nature of Indirect Beneficial Ownership:         (1)



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   Signature:
                             /s/ Ian Wace                  April 19, 2006
                             ---------------------------   -------------------
                             Ian Wace                      Date



Explanation of Responses:

(1) See Exhibit 99.1.
(2) See Exhibit 99.1.